UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 2, 2012

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Blue Dolphin Energy Company (“Blue Dolphin”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on January 27, 2012.  At the Annual Meeting, stockholders considered and voted upon seven proposals.  The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for non-routine items as to each such matter, are set forth below.

Proposal (1)
Elect five directors to serve on Blue Dolphin’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal;

Proposal (2)	Ratify the selection of UHY LLP as Blue Dolphin’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

	Votes
	For	Against	Withheld	Broker Non-Votes

Laurence N. Benz	1,007,254	738	7,164	892,974
John N. Goodpasture	1,007,968	24	7,164	892,974
Harris A. Kaffie	1,007,968	24	7,164	892,974
Erik Ostbye	1,007,324	668	7,164	892,974
Ivar Siem	1,005,141	1,851	7,164	892,974

Proposal (3)
Approve a Certificate of Amendment to Blue Dolphin’s Amended and Restated Certificate of Incorporation to decrease the number of authorized common shares, par value $0.01 per share (the “Common Stock”), from 100,000,000 shares to 20,000,000 shares;

Votes
For	Against	Abstain

1,581,661	14,564	7,034

Proposal (4)
Approve two amendments to Blue Dolphin’s 2000 Stock Incentive Plan (the “Plan”) to: (i) change the expiration date of the Plan from ten to twenty years from the effective date and (ii) increase the aggregate number Common Stock reserved for issuance under the Plan from 171,128 shares to 1,000,000 shares;

Votes
For	Against	Abstain	Broker Non-Votes

986,455	26,925	1,676	893,074

Proposal (5)
Issue 8,393,560 shares of Common Stock to Lazarus Energy Holdings, LLC (“LEH”) as consideration to purchase Lazarus Energy, LLC, which owns the Nixon Refinery, pursuant to a definitive Purchase and Sale Agreement entered into on July 12, 2011 between Blue Dolphin, LEH and LEH’s wholly-owned subsidiaries, whereby LEH shall hold eighty percent of Blue Dolphin’s issued and outstanding Common Stock after closing of the transaction, the result of which will be a change in control of Blue Dolphin;

Votes
For	Against	Abstain	Broker Non-Votes

998,342	14,408	2,160	893,220

Proposal (6)	Adjourn or postpone the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals; and

Votes
For	Against	Abstain

1,446,639	112,915	43,700

Proposal (7)	Transact any other business that may properly come before the Annual Meeting.

Votes
For	Against	Abstain

1,523,353	71,415	8,485

For Proposal (1), all director nominees were elected to the Board.  For Proposals (2), (3), (4), (5), (6) and (7), all matters passed.

Item 7.01	Regulation FD Disclosure.

Following adjournment of the Annual Meeting, Ivar Siem, Blue Dolphin’s Chairman and Chief Executive Officer, made a slide presentation to those present.  On January 27, 2012, Blue Dolphin issued a press release that disclosed Annual Meeting results and indicated that the slide presentation was available on Blue Dolphin’s website. The slide presentation is incorporated herein by reference.

The information under Item 7.01 in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by Blue Dolphin under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination by Blue Dolphin that the information under Item 7.01 in this Current Report on Form 8-K is complete or that investors should consider this information before making an investment decision with respect to Blue Dolphin’s Common Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Blue Dolphin Energy Company Press Release Issued January 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2012

Blue Dolphin Energy Company

/s/THOMAS J. MCREYNOLDS, JR.
Thomas J. McReynolds, Jr. Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit

99.1	Blue Dolphin Energy Company Press Release Issued January 27, 2012.